Exhibit 10.15
AMENDMENT TO INVESTOR RIGHTS AGREEMENT
     THIS AMENDMENT TO INVESTOR RIGHTS AGREEMENT (this “Amendment”) is entered into as of December 29, 2006 (the “Amendment Date”), by and among TrustWave Holdings, Inc., a Delaware corporation (the “Company”), and the persons signatory hereto (the “Signatories”).
RECITALS
     WHEREAS, the Company and its stockholders are parties to that certain Investor Rights Agreement, dated as of March 14, 2005 (the “Original Agreement”); and
     WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the respective meanings assigned to them in the Original Agreement; and
     WHEREAS, the Signatories constitute the holders of at least a majority of the Registrable Securities; and
     WHEREAS, the parties hereto desire to amend the Original Agreement as provided in this Amendment.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, covenants and conditions contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
     1. Addition of Common Stockholders. The stockholders listed on the attached Exhibit C are hereby constituted as Common Stockholders for all purposes of the Original Agreement, as amended by this Amendment.
     2. Certain Definitions. The following definition contained in the Original Agreement is hereby amended to read, in its entirety, as follows:
     “Major Common Stockholder” means a Common Stockholder who, on the Amendment Date and at the date of determination, holds Registrable Securities representing at least 100,000 shares of Common Stock.
     3. No Other Amendments. Except as expressly amended by this Amendment, all of the terms and provisions of the Original Agreement shall remain in full force and effect.
     4. Counterparts. This Amendment may be executed by facsimile and in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Date.

COMPANY:

TRUSTWAVE HOLDINGS, INC.

By:	/s/ Robert J. McCullen

	Name:	Robert J. McCullen
	Title:	Chief Executive Officer

STOCKHOLDERS:

Financial Technology Ventures II (Q), L.P.
By:	Financial Technology Management II, LLC

By:	/s/ Richard N. Garman

	Name:	Richard N. Garman
	Title:	Managing Member

Financial Technology Ventures II, L.P.
By:	Financial Technology Management II, LLC

By:	/s/ Richard N. Garman

	Name:	Richard N. Garman
	Title:	Managing Member

/s/ Richard Kiphart

Richard Kiphart

/s/ David Valentine

David Valentine

/s/ Joseph L. Patanella

Joseph L. Patanella

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

/s/ Phillip J. Smith

Phillip J. Smith

Caledonian Investments, L.P.

By:	/s/ Tim Nicholson

	Name:	Tim Nicholson
	Title:	Caledonian Corp. General Partner

The Nicholson Family Limited Partnership

By:	/s/ Tim Nicholson

	Name:	Tim Nicholson
	Title:	General Partner

MBK Ventures, LLC

By:	/s/ Robert McCullen

	Name:	Robert McCullen
	Title:	Manager

[SECUREPIPE HOLDERS]
SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

ARGENTUM CAPITAL PARTNERS II, L.P.
By: Argentum Partners II, L.L.C.

By:	/s/ Walter Barandiaran-
Its:

PRISM OPPORTUNITY FUND IV, L.P.
By: POF Partners SBIC, Inc., its General Partner

By:	/s/ Robert A. Funkel
Its:	President

THE PRODUCTIVITY FUND IV, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

THE PRODUCTIVITY FUND IV ADVISORS
FUND, L.P.
By: First Analysis Management Company IV,
L.L.C., its General Partner
By: First Analysis Venture Operations and
Research, L.L.C., its Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

FA PRIVATE EQUITY FUND IV, L.P.
By: FA Private Equity Management IV, L.L.C., its
General Partner
By: First Analysis Private Equity Management
Company IV, L.L.C., its Managing Member
By: First Analysis Venture Operations and
Research, L.L.C., its Managing Member
By: First Analysis Corporation, its Manager

By:	/s/ Howard S. Smith

B- 1

/s/ Marvin Lader

Marvin Lader

/s/ James Macdonald

James Macdonald

/s/ Arch Moesta

Arch P. Moesta

/s/ Dan Sterling

Dan Sterling

/s/ Susan Sterling

Susan Sterling

/s/ Art Roldan

Art Roldan

/s/ Lawrence Levine

Lawrence Levine

/s/ Lawrence Levine

Comet Capital LLC
Lawrence Levine, Manager

Maxwell Guy and Cynthia Diane Morgan
Revocable Trust dated November 15, 2002

By:	/s/ Maxwell Guy

Georgy Milliken, Trustee Milliken Family Trust

By:	/s/ George Miliken

/s/ Michael Kiefer

Michael Kiefer

B- 2

EXHIBIT C
List of SecurePipe Common Holders

B- 1